UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St.,

San Francisco, CA 94105

(Address of principal executive offices)(Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St.,

San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code:800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

August 31, 2020

Wells Fargo

Utilities and High Income Fund (ERH)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Managed Distribution Plan

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 7% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Wells Fargo Utilities and High Income Fund (ERH)  |  1

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The views expressed and any forward-looking statements are as of August 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

“As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved.”

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utilities and High Income Fund for the 12-month period that ended August 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded from April on to offset much of the losses as central banks attempted to bolster capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had the weakest performance and U.S. stocks performed strongly. Fixed-income securities were more modest though also generally had positive performance. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 21.94%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 8.31%, while the MSCI EM Index (Net)3 had somewhat stronger performance, with a 14.49% gain. Within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.47%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 4.58%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.24% while the ICE BofA U.S. High Yield Index7 returned 3.71%.

The fiscal year began with supportive central bank actions.

As the period began, several central banks had just cut interest rates in response to a global economic slowdown. Ongoing concerns regarding U.S.-China trade tensions and Brexit remained unresolved. The Federal Reserve (Fed) cut U.S. interest rates again in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the U.K. Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter of 2019 with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utilities and High Income Fund (ERH)

Letter to shareholders (unaudited)

slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Utilities and High Income Fund (ERH)  |  3

Letter to shareholders (unaudited)

“Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine.”

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of the coronavirus and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. During June, numerous states reported increases of coronavirus cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of coronavirus cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of coronavirus infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the so-called FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indexes and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash Purchasing Managers’ Indices for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

4  |  Wells Fargo Utilities and High Income Fund (ERH)

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

Wells Fargo Utilities and High Income Fund (ERH)  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Chris Lee, CFA®‡†

Kent Newcomb, CFA®‡

Michael J. Schueller, CFA®‡†

Jack Spudich, CFA®‡

Average annual total returns (%) as of August 31, 20201

	1 year	5 year	10 year

Based on market value	5.72	11.04	9.07

Based on net asset value (NAV) per share	0.04	6.77	8.38

ERH Blended Index[2]	-0.15	9.53	9.77

ICE BofA U.S. High Yield Constrained Index[3]	3.62	6.27	6.68

S&P 500 Utilities Sector Index[4]	-2.03	10.72	10.88

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended August 31, 2020, was 1.35% which includes 0.41% of interest expense.

Comparison of NAV vs. market value[5]

More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 11.

Risk summary

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

Please see footnotes on page 10.

6  |  Wells Fargo Utilities and High Income Fund (ERH)

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Overview

The Fund’s return based on market value was 5.72% for the 12-month period that ended August 31, 2020. During the same period, the Fund’s return based on net asset value (NAV) was 0.04%. Based on its NAV return, the Fund outperformed the ERH Blended Index, which returned -0.15%. The Fund’s equity sleeve and its high-yield bond sleeve both outperformed their respective indices during the fiscal year.

From the September 2019 start to the fiscal year through early February, U.S. equity market returns were in the mid-teens, and utilities stocks participated in market gains. From late February through most of March, the market declined sharply over fears around the economic impact of the coronavirus. The utilities sector fully participated in the pullback as well. The Fund’s portfolio managers of the Fund’s equity sleeve think this had more to do with market trading patterns than utilities fundamentals, which they believe have held up well. Selling from low-volatility funds and hedge funds, along with generous valuations prior to the selloff, contributed to a decline similar to that of the broader market. U.S. equity markets then recovered on hopes of a vaccine, more insight on the potential path of the disease, and, in the managers’ opinion most importantly, on signals from the Federal Reserve that interest rates would remain near zero to bolster the economy. While utilities stocks generally recovered from their March lows, many investors focused on stocks they believed would benefit more from this risk-tolerant environment. For the full fiscal year, the S&P 500 Utilities Sector Index returned -2.03% compared with an overall return of 21.94% for the S&P 500 Index6.

The Fund’s equity sleeve outperformed the S&P 500 Utilities Sector index. The Fund’s portfolio managers believe that this came from a focus on what they think are the higher quality utilities with prospects for above-average dividend growth. Returns by utilities in the index varied widely, ranging from approximately +30% to -35%. The equity sleeve also benefited from avoiding or maintaining below-index weights in a number of the worst-performing stocks in the S&P 500 Utilities Sector Index.

A decline in U.S. Treasury yields over the period more than offset a widening of spread. Lower-rated bonds underperformed higher-rated high-yield bonds, despite outperforming in the latter half of 2019, as CCC-rated bond yields and spreads remain higher than one year ago. Price return for all but the BB segment of the high-yield market was negative.

Ten largest holdings (%) as of August 31, 2020[7]

NextEra Energy Incorporated	15.00

Xcel Energy Incorporated	5.15

American Electric Power Company Incorporated	4.99

Dominion Energy Incorporated	4.76

Duke Energy Corporation	4.62

WEC Energy Group Incorporated	4.40

Eversource Energy	4.22

American Water Works Company Incorporated	3.98

The Southern Company	3.97

Exelon Corporation	3.59

Contributors to performance

Within the equity sleeve, contributors to performance included common stock holdings American Water Works Company, Inc.*, Xcel Energy, Inc., and WEC Energy Group Inc.*. The Fund benefited from a below-index weight in Exelon*, as the company underperformed the S&P 500 Utilities Sector Index.

Security selection was the primary driver of outperformance for the Fund’s high-yield sleeve over the trailing 12-month period. Strong selection within energy, in particular midstream, oil field services and exploration and production sectors contributed to relative performance. In particular, fallen angels Occidental Petroleum and Western Gas were important outperformers. Underweights to and strong selection within aerospace and leisure were also notably positive. The Fund’s use of leverage had a positive impact on total return performance during this reporting period.

Please see footnotes on page 10.

Wells Fargo Utilities and High Income Fund (ERH)  |  7

Performance highlights (unaudited)

Credit quality as of August 31, 2020[8]

Sector allocation as of August 31, 2020[9]

Geographic allocation as of August 31, 2020[9]

The Fund’s high-yield bond holdings in the pharmaceutical sector contributed to relative outperformance. These credits not only were less susceptible to disruption resulting from the response to slow the spread of the virus but also benefited from increased demand for the treatments they produced to combat the effects of the disease caused by the virus.

Detractors from performance

Detractors among the Fund’s equity investments relative to the S&P 500 Utilities Sector Index included Dominion Energy, Inc., IDACORP, Inc.*, PNM Resources, Inc.*, and Shenandoah Telecommunications Company*. Dominion Energy detracted from Fund performance relative to the S&P 500 Utilities Sector Index due to a below-index weight, as the stock outperformed.

Sector allocation was a net detractor from relative performance for the high-yield sleeve. While an overweight to energy was negative, strong selection within energy more than offset the impact of the overweight. Maturity allocation was slightly negative: an underweight to the 7- to 10-year bucket was detractive. The net impact from ratings allocation was also modestly negative, largely due to an underweight to higher-quality BB credits, though that impact was also pared by strong selection.

Portfolio changes

Subsequent to the subadvisor change on October 15, 2019, the strategy was updated to reflect the new equity portfolio managers’ investment approach. The Fund sold its equity-sleeve foreign holdings, preferred shares, and non-utilities common stock. The Fund added a number of stocks included in the S&P 500 Utilities Sector Index. It also modified weightings for existing holdings that were index constituents and sold several S&P 500 Utilities Sector Index names. The Fund’s portfolio managers believe that the net effect of these moves was to reduce risk relative to that inherent in S&P 500 Utilities Sector Index, while shifting holdings to higher-conviction positions.

During the period, the Fund increased holdings in fallen angel energy credits in the exploration and production and midstream sub-sectors. During the peak period of volatility in March, rapidly falling oil prices initiated a downward spiral whereby lower oil prices led to wider spreads in benchmark BBB-rated energy issuers and a credit ratings downgrade that led to indiscriminate selling. This allowed us an opportunity to purchase heavily discounted debt at prices with an implied enterprise value that we believe to be substantially below the intrinsic value of the assets. Also within energy, the Fund’s performance benefited from a holding in the reorganized equity of an oilfield services company that canceled equipment-related debt, reduced expenses, and merged with a competitor as it exited bankruptcy.

Please see footnotes on page 10.

8  |  Wells Fargo Utilities and High Income Fund (ERH)

Performance highlights (unaudited)

There is an outlook of cautious optimism amid heightened uncertainty.

Coming into the fiscal year, utilities appeared fully valued. Now, by some relative measures, utilities stocks are at or near the most attractive valuations of the past 10 years. The regulatory environment appears favorable. Long-term capital spending plans to modernize the grid and replace coal with natural gas and renewable forms of energy bode well for earnings and dividend growth. Interest rates may be signaling a sustained period of slow growth for the economy, and the path of economic recovery following the coronavirus pandemic remains unclear. In such an environment, the equity sleeve managers would expect utilities stocks to deliver competitive relative returns, given their defensive nature, a relatively clear path for moderate growth, and attractive yields. Challenges to the sector, in their opinion, could include still-rich valuations in some higher quality names, concerns around the potential for inflation, a general market pullback, or, conversely, that the market continues to favor stocks considered riskier.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment and the like. The upcoming U.S. elections present an additional source of uncertainty, with the potential for meaningful swings in tax, spending and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is satisfied and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all the shortfall.

We continue to consistently implement our time-tested, bottom-up process and philosophy to underwrite credits and attempt to capitalize on market dislocations. Industry leaders from businesses directly affected by the virus preemptively raised debt in the high-yield markets during the second and third quarters of 2020 to bolster liquidity during the disruption caused by the response to halt the spread of the virus. We selectively took positions in secured, low loan-to-value, high-coupon bonds that we believe will be paid back par regardless of whether the response to the virus causes further disruption to these businesses or recovery occurs quicker than anticipated.

While we continue to see value in certain pockets of high yield, with the quick rebound in spreads following dislocations in March, and the unknown pace of coronavirus-related economic disruptions, we continue to believe that security selection will be critical to portfolio management.

Please see footnotes on page 10.

Wells Fargo Utilities and High Income Fund (ERH)  |  9

Performance highlights (unaudited)

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

†	Mr. Lee and Mr. Schueller became portfolio managers of the Fund on August 6, 2020.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofA U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.

[3]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

[4]

The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[5]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax- exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

10  |  Wells Fargo Utilities and High Income Fund (ERH)

Objective, strategies and risks (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Principal investment strategies

The Fund allocates its assets between two separate investment strategies, or sleeves.

Equity sleeve. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks of utility companies (“equity sleeve”). Utility companies may include, for example, companies that provide basic services such as water, sewage, and the transmission, generation and distribution of electricity and transmission and distribution of natural gas. The Fund may invest this portion of assets in companies across all market capitalizations.

We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential, and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth, and financial condition, helps the portfolio managers focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth.

We regularly review the investments of the equity sleeve and may sell a holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target or we have identified a more attractive investment opportunity.

Material Changes During the Fiscal Year: The following information is a summary of certain changes to the equity sleeve that have occurred since September 1, 2019, which may not reflect all of the changes that have occurred since you purchased the Fund. The investment strategy for the equity sleeve of the Fund was changed during the fiscal year to eliminate allowing for a focus on convertible debentures. The investment strategy for the equity sleeve was also changed to remove parameters regarding the number of utility companies in which the Fund normally invests. Prior to this change, the Fund’s equity sleeve invested in approximately 60 to 70 different securities of utility companies. The investment strategy for the equity sleeve was also changed to no longer emphasize investments in telecommunications companies. Finally, the Fund no longer makes significant use of a dividend capture strategy to generate income in the equity sleeve.

High Yield Bond Sleeve. Under normal market conditions, the Fund allocates approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds, debentures, and other income obligations (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.

Securities in the Fund’s high yield bond sleeve may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging market issuers. The Fund may invest in non-investment-grade securities of any credit quality at the time of purchase.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund’s weighted average duration range for high yield U.S. debt securities is six years or less.

The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting the high yield portfolio. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity

Wells Fargo Utilities and High Income Fund (ERH)  |  11

Objective, strategies and risks (unaudited)

markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.

In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.

In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the high yield bond sleeve may purchase higher rated U.S. debt instruments if we believe that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.

Material Changes During the Fiscal Year: The following information is a summary of certain changes to the high yield bond sleeve that have occurred since September 1, 2019, which may not reflect all of the changes that have occurred since you purchased the Fund. The investment strategy for the high yield bond sleeve of the Fund was changed during the fiscal year to change the Fund’s weighted average duration for high yield U.S. debt securities to six years or less. Replacing an anticipated weighted average duration range of three-to-six years with a maximum of six years allows the Fund to own shorter duration bonds when the portfolio managers believe they present more attractive risk/return profiles than those of longer duration bonds.

The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities. However, no more than 35% of the Fund’s total assets will be invested in U.S. dollar-denominated below investment-grade debt securities.

The Fund may invest up to 25% of its total assets in foreign securities.

The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Other investment techniques and strategies

Foreign Currency Transactions. The Fund may engage in foreign currency transactions for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Loans. The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The loans in which the Fund invests primarily

12  |  Wells Fargo Utilities and High Income Fund (ERH)

Objective, strategies and risks (unaudited)

consist of direct obligations of a borrower. The Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.

Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (“Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

U.S. Government Securities. The Fund may invest in U.S. government securities, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rate and also include mortgage-backed securities.

Other Investment Companies. The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by us to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.

Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event we use derivatives for non-hedging purposes, no more than 10% of the Fund’s total assets will be committed to initial margin for derivatives for such purposes.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less

Wells Fargo Utilities and High Income Fund (ERH)  |  13

Objective, strategies and risks (unaudited)

than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

Leverage. The Fund may borrow money from banks or financial institutions. Although it has no current intention to do so, the Fund also reserves the flexibility to issue preferred shares and debt securities for leveraging purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. The Fund will not borrow or issue preferred shares if, immediately after such borrowing or issuance, total leverage for the Fund exceeds 38% of the Fund’s total assets. The Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets). Reverse repurchase agreements involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. When the Fund leverages its assets, the fees paid to us for investment advisory and management services will be higher than if the Fund did not leverage because our fees are calculated based on the Fund’s total assets including the proceeds of the issuance of preferred shares or any other amounts representing leverage. Consequently, we may have differing interests than the Fund in determining whether to leverage the Fund’s assets. The Board of Trustees monitor this potential conflict.

Principal risks

An investment in the Fund may lose money, is not a deposit of Well Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these utility companies’ borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.

Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s

14  |  Wells Fargo Utilities and High Income Fund (ERH)

Objective, strategies and risks (unaudited)

credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Leverage Risk. Leverage creates risks which may adversely affect the return for the holders of common shares, including (i) the likelihood of greater volatility of net asset value and the market price of common shares or fluctuations in the dividend paid to the Fund; (ii) fluctuations in the dividend rates on any preferred shares or in interest rates on borrowings and short-term debt; (iii) increased operating costs, which may reduce the Fund’s total return; and (iv) the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

Anti-takeover Provisions Risk. The Fund’s Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Wells Fargo Utilities and High Income Fund (ERH)  |  15

Objective, strategies and risks (unaudited)

Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Growth/Value Investment Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Loans Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Market Capitalization Risk. The Fund may invest the portion of its assets invested in utility securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories—large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.

Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

16  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

			Shares	Value
Common Stocks: 80.18%

Energy: 0.45%

Energy Equipment & Services: 0.45%
Bristow Group Incorporated †			26,446	$500,058

Utilities: 79.73%

Electric Utilities: 47.39%
Alliant Energy Corporation			20,391	1,104,173
American Electric Power Company Incorporated			70,494	5,557,042
Duke Energy Corporation			63,986	5,140,635
Edison International			28,506	1,495,995
Entergy Corporation			26,186	2,596,080
Eversource Energy			54,793	4,696,308
Exelon Corporation			108,285	3,996,799
NextEra Energy Incorporated			59,789	16,691,295
Pinnacle West Capital Corporation			17,919	1,314,359
The Southern Company			84,640	4,416,515
Xcel Energy Incorporated			82,453	5,728,422

				52,737,623

Gas Utilities: 1.76%
Atmos Energy Corporation			19,600	1,956,472

Multi-Utilities: 26.60%
Ameren Corporation			38,992	3,084,657
CenterPoint Energy Incorporated			40,223	807,276
CMS Energy Corporation			59,487	3,598,369
Consolidated Edison Incorporated			27,948	1,993,810
Dominion Energy Incorporated			67,465	5,291,955
DTE Energy Company			28,180	3,344,121
Public Service Enterprise Group Incorporated			53,750	2,807,900
Sempra Energy			30,520	3,773,798
WEC Energy Group Incorporated			52,049	4,896,770

				29,598,656

Water Utilities: 3.98%
American Water Works Company Incorporated			31,367	4,433,412

Total Common Stocks (Cost $87,288,554)				89,226,221

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 33.08%

Communication Services: 5.23%

Diversified Telecommunication Services: 0.42%
Level 3 Financing Incorporated 144A	3.63%	1-15-2029	$155,000	155,403
Level 3 Financing Incorporated 144A	4.25	7-1-2028	100,000	102,925
Level 3 Financing Incorporated 144A	4.63	9-15-2027	50,000	52,375
Level 3 Financing Incorporated	5.38	1-15-2024	50,000	50,563
Windstream Corporation 144A	7.75	8-15-2028	100,000	100,021

				461,287

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  17

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Entertainment: 0.02%
Live Nation Entertainment Incorporated 144A	6.50%	5-15-2027	$25,000	$27,312

Interactive Media & Services: 0.02%
Match Group Incorporated 144A	4.13	8-1-2030	25,000	26,188

Media: 4.12%
Block Communications Incorporated 144A	4.88	3-1-2028	25,000	25,500
CCO Holdings LLC 144A	4.50	8-15-2030	100,000	106,125
CCO Holdings LLC 144A	4.50	5-1-2032	50,000	52,995
CCO Holdings LLC 144A	5.00	2-1-2028	25,000	26,438
CCO Holdings LLC 144A	5.13	5-1-2027	50,000	53,251
CCO Holdings LLC 144A	5.38	5-1-2025	300,000	308,625
CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,225
CCO Holdings LLC 144A	5.75	2-15-2026	300,000	314,418
Cinemark Incorporated	5.13	12-15-2022	100,000	93,750
Cinemark Incorporated 144A	8.75	5-1-2025	25,000	26,813
CSC Holdings LLC 144A	4.13	12-1-2030	50,000	51,900
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	204,542
CSC Holdings LLC 144A	5.50	5-15-2026	200,000	209,792
CSC Holdings LLC 144A	6.50	2-1-2029	200,000	225,375
CSC Holdings LLC 144A	7.50	4-1-2028	200,000	224,500
Diamond Sports Group LLC 144A	5.38	8-15-2026	25,000	19,500
Diamond Sports Group LLC 144A	6.63	8-15-2027	125,000	70,313
DISH Network Corporation	3.38	8-15-2026	125,000	123,284
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	102,229
Gray Television Incorporated 144A	5.88	7-15-2026	350,000	363,125
Gray Television Incorporated 144A	7.00	5-15-2027	100,000	108,500
Lamar Media Corporation 144A	3.75	2-15-2028	125,000	124,844
Lamar Media Corporation 144A	4.00	2-15-2030	125,000	127,656
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	300,000	316,500
Nielsen Finance LLC 144A	5.00	4-15-2022	367,000	367,349
Outfront Media Capital Corporation 144A	4.63	3-15-2030	100,000	96,750
Outfront Media Capital Corporation	5.63	2-15-2024	54,000	54,810
QVC Incorporated	4.75	2-15-2027	50,000	53,204
Salem Media Group Incorporated 144A	6.75	6-1-2024	350,000	301,000
Scripps Escrow Incorporated 144A	5.88	7-15-2027	25,000	25,000
The E.W. Scripps Company 144A	5.13	5-15-2025	300,000	297,000
USA Compression Partners LP	6.88	9-1-2027	100,000	103,500

				4,583,813

Wireless Telecommunication Services: 0.65%
Sprint Capital Corporation	8.75	3-15-2032	150,000	226,566
T-Mobile USA Incorporated	4.75	2-1-2028	25,000	26,938
T-Mobile USA Incorporated	5.13	4-15-2025	25,000	25,628
T-Mobile USA Incorporated	5.38	4-15-2027	175,000	188,563
T-Mobile USA Incorporated	6.38	3-1-2025	145,000	148,081
T-Mobile USA Incorporated	6.50	1-15-2026	100,000	104,688

				720,464

Consumer Discretionary: 4.68%

Auto Components: 0.79%
Allison Transmission Incorporated 144A	4.75	10-1-2027	75,000	78,375
Allison Transmission Incorporated 144A	5.00	10-1-2024	425,000	429,263
Allison Transmission Incorporated 144A	5.88	6-1-2029	50,000	54,750

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Auto Components (continued)
Clarios Global LP 144A	6.25%	5-15-2026	$25,000	$26,516
Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	290,551

				879,455

Automobiles: 0.26%
Ford Motor Company	4.75	1-15-2043	250,000	231,563
Ford Motor Company	9.00	4-22-2025	25,000	29,257
Ford Motor Company	9.63	4-22-2030	25,000	32,769

				293,589

Diversified Consumer Services: 1.27%
Carriage Services Incorporated 144A	6.63	6-1-2026	350,000	370,125
Prime Security Service Borrower LLC 144A	3.38	8-31-2027	225,000	224,192
Service Corporation International	4.63	12-15-2027	100,000	107,750
Service Corporation International	3.38	8-15-2030	100,000	101,875
Service Corporation International	7.50	4-1-2027	425,000	514,250
Service Corporation International	8.00	11-15-2021	85,000	90,950

				1,409,142

Hotels, Restaurants & Leisure: 0.99%
CCM Merger Incorporated 144A	6.00	3-15-2022	425,000	422,875
Hilton Domestic Operating Company	4.88	1-15-2030	250,000	257,500
KFC Holding Company 144A	5.00	6-1-2024	100,000	103,178
Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	225,000	233,438
Yum! Brands Incorporated 144A	4.75	1-15-2030	50,000	55,125
Yum! Brands Incorporated 144A	7.75	4-1-2025	25,000	27,906

				1,100,022

Specialty Retail: 1.18%
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	67,000	68,508
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	53,000	54,927
Group 1 Automotive Incorporated	5.00	6-1-2022	125,000	125,000
Group 1 Automotive Incorporated 144A	4.00	8-15-2028	100,000	99,772
Lithia Motors Incorporated 144A	5.25	8-1-2025	275,000	284,998
Lithia Motors Incorporated 144A	4.63	12-15-2027	25,000	26,375
Penske Auto Group Incorporated	3.50	9-1-2025	15,000	15,108
Penske Auto Group Incorporated	5.38	12-1-2024	300,000	305,658
Penske Auto Group Incorporated	5.75	10-1-2022	125,000	125,088
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	209,250

				1,314,684

Textiles, Apparel & Luxury Goods: 0.19%
Levi Strauss & Company	5.00	5-1-2025	100,000	102,250
The William Carter Company 144A	5.50	5-15-2025	25,000	26,656
The William Carter Company 144A	5.63	3-15-2027	75,000	79,679

				208,585

Consumer Staples: 0.43%

Beverages: 0.05%
Cott Beverages Incorporated 144A	5.50	4-1-2025	50,000	51,688

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  19

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Food & Staples Retailing: 0.05%
Albertsons Companies Incorporated 144A	4.63%	1-15-2027	$25,000	$26,416
Albertsons Companies Incorporated 144A	4.88	2-15-2030	25,000	26,875

				53,291

Food Products: 0.31%
Darling Ingredients Incorporated 144A	5.25	4-15-2027	75,000	79,594
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	110,000	113,025
Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	25,000	26,563
Prestige Brands Incorporated 144A	5.13	1-15-2028	25,000	26,222
Prestige Brands Incorporated 144A	6.38	3-1-2024	100,000	103,229

				348,633

Household Products: 0.02%
Spectrum Brands Incorporated	5.75	7-15-2025	25,000	25,813

Energy: 7.06%

Energy Equipment & Services: 1.34%
Bristow Group Incorporated †(a)	6.25	10-15-2022	450,000	0
Bristow Group Incorporated	7.75	12-15-2022	265,000	249,100
Diamond Offshore Drilling Incorporated †	4.88	11-1-2043	137,000	13,700
Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	142,125
Hilcorp Energy Company 144A	5.75	10-1-2025	225,000	211,500
Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	70,500
NGPL PipeCo LLC 144A	4.38	8-15-2022	50,000	51,835
Oceaneering International Incorporated	6.00	2-1-2028	250,000	158,255
Pattern Energy Operations LP 144A	4.50	8-15-2028	425,000	447,313
USA Compression Partners LP	6.88	4-1-2026	150,000	154,500

				1,498,828

Oil, Gas & Consumable Fuels: 5.72%
Antero Midstream Partners LP 144A	5.75	1-15-2028	300,000	265,185
Apache Corporation	4.75	4-15-2043	125,000	117,744
Apache Corporation	4.88	11-15-2027	25,000	25,546
Archrock Partners LP 144A	6.25	4-1-2028	25,000	25,120
Archrock Partners LP 144A	6.88	4-1-2027	100,000	103,000
Buckeye Partners LP	5.85	11-15-2043	150,000	145,587
Callon Petroleum Company	8.25	7-15-2025	178,000	53,400
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	125,000	140,817
Cheniere Energy Partners LP	4.50	10-1-2029	50,000	51,979
Cheniere Energy Partners LP	5.25	10-1-2025	525,000	537,201
Cheniere Energy Partners LP	5.63	10-1-2026	150,000	157,229
Denbury Resources Incorporated †	6.38	12-31-2024	81,000	12,555
Denbury Resources Incorporated †144A	7.75	2-15-2024	113,000	56,500
Denbury Resources Incorporated †144A	9.00	5-15-2021	200,000	100,000
Denbury Resources Incorporated †144A	9.25	3-31-2022	86,000	43,000
EnLink Midstream Partners LP	4.40	4-1-2024	50,000	46,250
EnLink Midstream Partners LP	5.05	4-1-2045	325,000	211,250
EnLink Midstream Partners LP	5.45	6-1-2047	350,000	228,830
EnLink Midstream Partners LP	5.60	4-1-2044	250,000	165,000
Enviva Partners LP 144A	6.50	1-15-2026	300,000	319,437
EQM Midstream Partners LP 144A	6.00	7-1-2025	25,000	26,531
EQM Midstream Partners LP 144A	6.50	7-1-2027	25,000	27,375
EQM Midstream Partners LP	6.50	7-15-2048	50,000	50,470
Harvest Midstream I LP 144A	7.50	9-1-2028	65,000	67,284

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Indigo Natural Resources LLC 144A	6.88%	2-15-2026	$125,000	$127,813
Kinder Morgan Incorporated	6.50	9-15-2020	45,000	45,095
Kinder Morgan Incorporated	7.42	2-15-2037	90,000	113,802
Murphy Oil Corporation	5.75	8-15-2025	15,000	14,381
Murphy Oil Corporation	5.88	12-1-2027	25,000	24,016
Murphy Oil Corporation	6.38	12-1-2042	75,000	64,125
Murphy Oil USA Incorporated	4.75	9-15-2029	150,000	162,162
New Fortress Energy Incorporated 144A%%	6.75	9-15-2025	55,000	55,698
Occidental Petroleum Corporation	4.63	6-15-2045	300,000	237,000
Occidental Petroleum Corporation	6.20	3-15-2040	100,000	95,000
Occidental Petroleum Corporation	6.45	9-15-2036	675,000	661,932
Occidental Petroleum Corporation	6.60	3-15-2046	75,000	74,482
Rockies Express Pipeline LLC 144A	4.80	5-15-2030	125,000	123,125
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	275,000	283,250
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	58,300
Sabine Pass Liquefaction LLC	6.25	3-15-2022	100,000	106,741
Southwestern Energy Company	7.50	4-1-2026	50,000	50,250
Southwestern Energy Company	7.75	10-1-2027	150,000	153,390
Southwestern Energy Company	8.38	9-15-2028	110,000	113,850
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	450,000	441,000
Ultra Resources Incorporated †144A	4.31	4-15-2025	425,000	1,063
Western Midstream Operating LP	5.05	2-1-2030	100,000	102,520
Western Midstream Operating LP	5.30	3-1-2048	225,000	200,887
Western Midstream Operating LP	6.25	2-1-2050	25,000	25,036
Whiting Petroleum Corporation †	1.25	4-1-2020	222,000	51,060

				6,363,268

Financials: 2.51%

Banks: 0.02%
Citigroup Incorporated	4.13	3-9-2021	5,000	5,044
Citigroup Incorporated	6.13	3-9-2028	10,000	11,788

				16,832

Consumer Finance: 1.36%
FirstCash Incorporated 144A	4.63	9-1-2028	80,000	82,215
FirstCash Incorporated 144A	5.38	6-1-2024	175,000	179,715
Ford Motor Credit Company LLC	4.39	1-8-2026	250,000	254,330
Ford Motor Credit Company LLC	5.11	5-3-2029	375,000	396,094
Ford Motor Credit Company LLC	5.13	6-16-2025	50,000	52,537
Onemain Finance Corporation	5.38	11-15-2029	100,000	106,375
Onemain Finance Corporation	6.13	3-15-2024	50,000	54,214
Onemain Finance Corporation	6.63	1-15-2028	125,000	142,689
Onemain Finance Corporation	7.13	3-15-2026	125,000	143,437
Onemain Finance Corporation	7.75	10-1-2021	25,000	26,188
Onemain Finance Corporation	8.25	10-1-2023	65,000	73,125

				1,510,919

Diversified Financial Services: 0.50%
Logan Merger Sub Incorporated 144A	5.50	9-1-2027	30,000	30,863
LPL Holdings Incorporated 144A	4.63	11-15-2027	50,000	52,000
LPL Holdings Incorporated 144A	5.75	9-15-2025	450,000	468,000

				550,863

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  21

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Insurance: 0.40%
AmWINS Group Incorporated 144A	7.75%	7-1-2026	$225,000	$242,438
HUB International Limited 144A	5.00	5-1-2026	100,000	103,750
USI Incorporated 144A	4.31	5-1-2025	100,000	102,500

				448,688

Thrifts & Mortgage Finance: 0.23%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	25,000	24,750
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	25,000	22,938
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	225,000	213,750

				261,438

Health Care: 3.02%

Health Care Equipment & Supplies: 0.51%
Hill-Rom Holdings Incorporated 144A	4.38	9-15-2027	50,000	52,278
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	75,000	77,449
Hologic Incorporated 144A	4.38	10-15-2025	250,000	255,163
Hologic Incorporated 144A	4.63	2-1-2028	125,000	132,715
Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	50,000	49,250

				566,855

Health Care Providers & Services: 1.90%
Centene Corporation 144A	5.38	8-15-2026	25,000	26,469
Community Health Systems Incorporated	6.25	3-31-2023	125,000	125,313
Community Health Systems Incorporated 144A	6.63	2-15-2025	275,000	280,500
Davita Incorporated 144A	3.75	2-15-2031	50,000	49,351
Davita Incorporated 144A	4.63	6-1-2030	100,000	105,125
Encompass Health Corporation	4.50	2-1-2028	50,000	51,269
Encompass Health Corporation	4.75	2-1-2030	50,000	52,166
Encompass Health Corporation	5.75	11-1-2024	15,000	15,075
Encompass Health Corporation	5.75	9-15-2025	75,000	77,573
MEDNAX Incorporated 144A	5.25	12-1-2023	25,000	25,438
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	325,000	329,973
MPT Operating Partnership LP	4.63	8-1-2029	50,000	53,373
MPT Operating Partnership LP	5.00	10-15-2027	100,000	105,750
MPT Operating Partnership LP	5.25	8-1-2026	150,000	157,500
MPT Operating Partnership LP	6.38	3-1-2024	25,000	25,813
Polaris Intermediate Corporation 144A	8.50	12-1-2022	50,000	50,813
Select Medical Corporation 144A	6.25	8-15-2026	175,000	187,997
Tenet Healthcare Corporation	4.63	7-15-2024	118,000	120,714
Tenet Healthcare Corporation 144A	4.63	6-15-2028	25,000	25,938
Tenet Healthcare Corporation 144A	4.88	1-1-2026	75,000	78,000
Tenet Healthcare Corporation 144A	5.13	11-1-2027	25,000	26,375
Tenet Healthcare Corporation	7.00	8-1-2025	90,000	92,925
Tenet Healthcare Corporation 144A	7.50	4-1-2025	25,000	27,430
Vizient Incorporated 144A	6.25	5-15-2027	25,000	26,563

				2,117,443

Health Care Technology: 0.51%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	400,000	408,000
IQVIA Incorporated 144A	5.00	5-15-2027	150,000	157,891

				565,891

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Life Sciences Tools & Services: 0.07%
Charles River Laboratories Incorporated 144A	5.50%	4-1-2026	$25,000	$26,313
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	25,000	26,313
Ortho-Clinical Diagnostics Incorporated 144A	7.25	2-1-2028	25,000	25,875

				78,501

Pharmaceuticals: 0.03%
Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	27,500

Industrials: 2.84%

Aerospace & Defense: 0.62%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	275,000	281,531
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	100,000	97,769
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	300,000	309,000

				688,300

Commercial Services & Supplies: 1.47%
ACCO Brands Corporation 144A	5.25	12-15-2024	25,000	25,568
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	300,000	310,125
Covanta Holding Corporation	5.00	9-1-2030	15,000	15,380
Covanta Holding Corporation	5.88	3-1-2024	175,000	178,325
Covanta Holding Corporation	5.88	7-1-2025	75,000	78,251
IAA Spinco Incorporated 144A	5.50	6-15-2027	325,000	342,462
KAR Auction Services Incorporated 144A	5.13	6-1-2025	550,000	554,125
Plastipak Holdings Incorporated 144A	6.25	10-15-2025	125,000	126,713

				1,630,949

Construction & Engineering: 0.02%
Pike Corporation 144A	5.50	9-1-2028	25,000	25,125

Machinery: 0.45%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	250,000	269,375
Trimas Corporation 144A	4.88	10-15-2025	225,000	228,656

				498,031

Trading Companies & Distributors: 0.28%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50	10-1-2025	300,000	291,000
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	25,000	26,657

				317,657

Information Technology: 2.97%

Communications Equipment: 0.16%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	70,000	71,765
CommScope Technologies Finance LLC 144A	8.25	3-1-2027	100,000	108,249

				180,014

IT Services: 0.71%
Cardtronics Incorporated 144A	5.50	5-1-2025	400,000	404,000
Gartner Incorporated 144A	5.13	4-1-2025	350,000	363,895
Tempo Acquisition LLC 144A	5.75	6-1-2025	25,000	26,188

				794,083

Semiconductors & Semiconductor Equipment: 0.12%
Qorvo Incorporated	4.38	10-15-2029	125,000	134,063

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  23

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Software: 0.72%
CDK Global Incorporated 144A	5.25%	5-15-2029	$25,000	$27,273
Fair Isaac Corporation 144A	4.00	6-15-2028	25,000	25,875
Fair Isaac Corporation 144A	5.25	5-15-2026	400,000	459,320
NortonLifeLock Incorporated 144A	5.00	4-15-2025	75,000	76,500
SS&C Technologies Incorporated 144A	5.50	9-30-2027	200,000	214,220

				803,188

Technology Hardware, Storage & Peripherals: 1.26%
Dell International LLC 144A	5.88	6-15-2021	165,000	165,257
Dell International LLC 144A	7.13	6-15-2024	525,000	545,102
NCR Corporation 144A	5.00	10-1-2028	15,000	15,113
NCR Corporation 144A	5.25	10-1-2030	130,000	131,691
NCR Corporation	6.38	12-15-2023	500,000	510,000
NCR Corporation 144A	8.13	4-15-2025	25,000	27,968

				1,395,131

Materials: 1.97%

Chemicals: 0.10%
Valvoline Incorporated 144A	4.25	2-15-2030	75,000	79,594
Valvoline Incorporated	4.38	8-15-2025	25,000	25,943

				105,537

Containers & Packaging: 1.16%
Ball Corporation	4.88	3-15-2026	50,000	56,000
Ball Corporation	5.25	7-1-2025	40,000	45,331
Berry Global Incorporated 144A	4.88	7-15-2026	50,000	53,125
Berry Global Incorporated	5.13	7-15-2023	22,000	22,275
Berry Global Incorporated 144A	5.63	7-15-2027	25,000	26,438
Berry Global Incorporated	6.00	10-15-2022	33,000	33,041
Crown Americas Capital Corporation VI	4.75	2-1-2026	75,000	78,184
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	225,000	266,063
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	75,000	76,448
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	125,000	131,149
Owens-Brockway Packaging Incorporated 144A	5.88	8-15-2023	50,000	53,188
Owens-Brockway Packaging Incorporated 144A	6.38	8-15-2025	75,000	82,500
Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	125,000	126,838
Sealed Air Corporation 144A	5.13	12-1-2024	100,000	110,000
Silgan Holdings Incorporated	4.13	2-1-2028	125,000	129,531

				1,290,111

Metals & Mining: 0.42%
Freeport-McMoRan Incorporated	4.13	3-1-2028	250,000	261,275
Kaiser Aluminum Corporation 144A	4.63	3-1-2028	50,000	49,456
Kaiser Aluminum Corporation 144A	6.50	5-1-2025	50,000	52,846
Novelis Corporation 144A	5.88	9-30-2026	100,000	104,480

				468,057

Paper & Forest Products: 0.29%
Clearwater Paper Corporation 144A	4.75	8-15-2028	15,000	15,150
Clearwater Paper Corporation 144A	5.38	2-1-2025	50,000	52,522
Vertical US Newco Incorporated 144A	5.25	7-15-2027	250,000	260,313

				327,985

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Real Estate: 0.92%

Equity REITs: 0.92%
CoreCivic Incorporated	4.63%	5-1-2023	$38,000	$36,100
CoreCivic Incorporated	5.00	10-15-2022	125,000	123,125
SBA Communications Corporation 144A	3.88	2-15-2027	50,000	51,898
Service Properties Trust Company	3.95	1-15-2028	130,000	111,839
Service Properties Trust Company	4.38	2-15-2030	100,000	86,500
Service Properties Trust Company	4.75	10-1-2026	50,000	46,000
Service Properties Trust Company	4.95	2-15-2027	100,000	91,750
Service Properties Trust Company	5.25	2-15-2026	75,000	70,875
Service Properties Trust Company	7.50	9-15-2025	15,000	16,315
The Geo Group Incorporated	5.13	4-1-2023	75,000	61,875
The Geo Group Incorporated	5.88	1-15-2022	135,000	131,288
The Geo Group Incorporated	5.88	10-15-2024	175,000	137,375
The Geo Group Incorporated	6.00	4-15-2026	75,000	57,513

				1,022,453

Utilities: 1.45%

Electric Utilities: 0.46%
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	125,000	133,418
NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	25,000	26,625
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	275,000	300,438
PG&E Corporation	5.00	7-1-2028	25,000	24,938
PG&E Corporation	5.25	7-1-2030	25,000	24,936

				510,355

Independent Power & Renewable Electricity Producers: 0.99%
NSG Holdings LLC 144A	7.75	12-15-2025	312,946	330,158
TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	362,320
TerraForm Power Operating LLC 144A	4.75	1-15-2030	100,000	107,000
TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	305,562

				1,105,040

Total Corporate Bonds and Notes (Cost $35,653,219)				36,807,071

Loans: 1.16%

Communication Services: 0.19%

Media: 0.19%
Hubbard Radio LLC (6 Month LIBOR +4.25%) ±	5.25	3-28-2025	67,373	64,425
Montreign Operating Company LLC (1 Month LIBOR +2.25%) ±‡	2.42	3-22-2021	152,616	145,939

				210,364

Consumer Discretionary: 0.31%

Hotels, Restaurants & Leisure: 0.03%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	3.00	8-8-2021	37,102	36,564

Internet & Direct Marketing Retail: 0.28%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±	4.42	8-27-2026	310,939	310,317

Energy: 0.28%

Oil, Gas & Consumable Fuels: 0.28%
Crestwood Holdings LLC (1 Month LIBOR +7.50%) ±	7.69	3-6-2023	148,705	96,844
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±	7.75	10-29-2025	75,000	52,425
EPIC Crude Services LP (3 Month LIBOR +5.00%) ±	5.37	3-2-2026	200,000	158,000

				307,269

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  25

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Financials: 0.25%

Capital Markets: 0.07%
VFH Parent LLC (1 Month LIBOR +3.00%) ±	3.18%	3-1-2026	$84,432	$83,351

Diversified Financial Services: 0.11%
Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	8.50	4-30-2023	125,000	118,750

Insurance: 0.07%
HUB International Limited (1 Month LIBOR +4.00%) ±	5.00	4-25-2025	49,750	49,695
USI Incorporated (3 Month LIBOR +4.00%) ±	4.31	12-2-2026	24,875	24,466

				74,161

Information Technology: 0.13%

IT Services: 0.13%
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) ±	5.14	2-18-2027	25,000	24,833
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) ±	3.81	8-1-2024	29,923	25,148
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) ±	7.59	8-1-2025	200,000	100,688

				150,669

Total Loans (Cost $1,353,611)				1,291,445

		Expiration date	Shares
Rights: 0.02%

Utilities: 0.02%

Independent Power & Renewable Electricity Producers: 0.02%
Vistra Energy Corporation †		12-31-2046	23,978	25,177

Total Rights (Cost $24,865)				25,177

		Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.96%

Communication Services: 0.29%

Diversified Telecommunication Services: 0.09%
Intelsat Connect Finance Company †144A	9.50	2-15-2023	$50,000	17,000
Intelsat Luxembourg SA †	8.13	6-1-2023	100,000	4,250
Telesat Canada Incorporated 144A	6.50	10-15-2027	75,000	77,040

				98,290

Media: 0.20%
Nielsen Holding and Finance BV 144A	5.00	2-1-2025	200,000	203,500
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	20,000	20,025

				223,525

Energy: 0.29%

Oil, Gas & Consumable Fuels: 0.29%
Baytex Energy Corporation 144A	5.63	6-1-2024	200,000	118,500
Baytex Energy Corporation 144A	8.75	4-1-2027	375,000	183,750
Cenovus Energy Incorporated	5.38	7-15-2025	15,000	15,263
Griffin Coal Mining Company Limited †(a)144A	9.50	12-1-2016	61,339	0

				317,513

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Utilities and High Income Fund (ERH)

Portfolio of investments—August 31, 2020

	Interest rate	Maturity date	Principal	Value
Financials: 0.47%

Diversified Financial Services: 0.47%
Intelsat Jackson Holdings SA †	5.50%	8-1-2023	$520,000	$345,800
Intelsat Jackson Holdings SA †144A	8.50	10-15-2024	150,000	102,000
Sensata Technologies UK Financing Company plc 144A	6.25	2-15-2026	74,000	77,521

				525,321

Health Care: 1.12%

Pharmaceuticals: 1.12%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	50,000	49,250
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	75,000	74,549
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	62,000	61,923
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,610
Bausch Health Companies Incorporated 144A	5.88	5-15-2023	24,000	24,000
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	200,000	205,750
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	175,000	182,936
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	50,000	51,948
Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	106,500
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	325,000	277,875
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	150,000	163,500

				1,249,841

Industrials: 0.63%

Airlines: 0.09%
Air Canada Company 144A	7.75	4-15-2021	100,000	100,000

Commercial Services & Supplies: 0.40%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	438,813

Electrical Equipment: 0.14%
Sensata Technologies BV 144A	5.00	10-1-2025	45,000	48,902
Sensata Technologies BV 144A	5.63	11-1-2024	100,000	109,000

				157,902

Materials: 0.16%

Containers & Packaging: 0.16%
Ardagh Packaging Finance plc 144A	4.13	8-15-2026	100,000	104,320
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	25,000	26,529
OI European Group BV 144A	4.00	3-15-2023	50,000	50,511

				181,360

Total Yankee Corporate Bonds and Notes (Cost $3,731,894)				3,292,565

	Yield		Shares
Short-Term Investments: 2.04%

Investment Companies: 2.04%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.06		2,264,877	2,264,877

Total Short-Term Investments (Cost $2,264,877)				2,264,877

Total investments in securities (Cost $130,317,020)	119.44%	132,907,356

Other assets and liabilities, net	(19.44)	(21,630,563)

Total net assets	100.00%	$111,276,793

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  27

Portfolio of investments—August 31, 2020

†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$6,380,919	$31,637,529	$(35,753,571)	$0	$0	$54,094	$2,264,877	2.04%

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Utilities and High Income Fund (ERH)

Statement of assets and liabilities—August 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $128,052,143)	$130,642,479
Investments in affiliated securities, at value (cost $2,264,877)	2,264,877
Cash	114,208
Receivable for investments sold	22,832
Receivable for dividends and interest	1,235,842
Prepaid expenses and other assets	22,394

Total assets	134,302,632

Liabilities
Secured borrowing payable	22,000,000
Payable for investments purchased	225,117
Advisory fee payable	57,066
Dividends payable	724,068
Administration fees payable	5,707
Accrued expenses and other liabilities	13,881

Total liabilities	23,025,839

Total net assets	$111,276,793

Net assets consist of
Paid-in capital	$109,625,933
Total distributable earnings	1,650,860

Total net assets	$111,276,793

NET ASSET VALUE PER SHARE
Based on $111,276,793 divided by 9,272,410 shares issued and outstanding (unlimited number of shares authorized)	$12.00

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  29

Statement of operations—year ended August 31, 2020

Investment income
Dividends	$2,745,079
Interest (net of foreign withholding taxes of $215)	2,379,614
Income from affiliated securities	54,094

Total investment income	5,178,787

Expenses
Advisory fee	694,374
Administration fee	67,793
Custody and accounting fees	36,947
Professional fees	72,490
Shareholder report expenses	60,674
Trustees’ fees and expenses	21,326
Transfer agent fees	72,800
Interest expense	469,175
Other fees and expenses	38,117

Total expenses	1,533,696

Net investment income	3,645,091

Realized and unrealized gains (losses) on investments
Net realized gains on investments	7,801,678
Net change in unrealized gains (losses) on investments	(11,323,574)

Net realized and unrealized gains (losses) on investments	(3,521,896)

Net increase in net assets resulting from operations	$123,195

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Utilities and High Income Fund (ERH)

Statement of changes in net assets

	Year ended August 31, 2020	Year ended August 31, 2019

Operations
Net investment income	$3,645,091	$7,638,970
Net realized gains (losses) on investments	7,801,678	(1,760,216)
Net change in unrealized gains (losses) on investments	(11,323,574)	7,158,415

Net increase in net assets resulting from operations	123,195	13,037,169

Distributions to shareholders from
Net investment income and net realized gains	(4,152,331)	(7,826,021)
Tax basis return of capital	(4,655,984)	(506,304)

Total distributions to shareholders	(8,808,315)	(8,332,325)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	186,831	122,415
Cost of shares repurchased	(44,573)	0

Net increase from capital share transactions	142,258	122,415

Total increase (decrease) in net assets	(8,542,862)	4,827,259

Net assets
Beginning of period	119,819,655	114,992,396

End of period	$111,276,793	$119,819,655

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  31

Statement of cash flows—year ended August 31, 2020

Cash flows from operating activities:
Net increase in net assets resulting from operations	$123,195

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(91,725,547)
Proceeds from the sales of long-term securities	95,284,872
Amortization	50,121
Purchases and sales of short-term securities, net	4,116,042
Decrease in receivable for investments sold	2,562,651
Decrease in receivable for dividends and interest	142,870
Increase in prepaid expenses and other assets	(17,246)
Decrease in payable for investments purchased	(6,603,827)
Decrease in trustees’ fees and expenses payable	(678)
Decrease in advisory fee payable	(19,480)
Decrease in administration fee payable	(672)
Decrease in accrued expenses and other liabilities	(28,657)
Litigation payments received	224
Net realized gains on investments	(7,801,678)
Net change in unrealized gains (losses) on investments	11,323,574

Net cash provided by operating activities	7,405,764

Cash flows from financing activities:
Cash distributions paid	(8,592,122)
Cost of shares repurchased	(44,573)

Net cash used in financing activities	(8,636,695)

Net decrease in cash	(1,230,931)

Cash
Beginning of period	$1,345,139

End of period	$114,208

Supplemental cash disclosure
Cash paid for interest	$508,670

Supplemental non-cash financing disclosure
Reinvestment of dividends	$186,831

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Utilities and High Income Fund (ERH)

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.94	$12.43	$13.48	$12.75	$12.44
Net investment income	0.37	0.80	0.85	0.88	0.86
Net realized and unrealized gains (losses) on investments	(0.36)	0.61	(1.00)	0.75	0.35

Total from investment operations	0.01	1.41	(0.15)	1.63	1.21
Distributions to shareholders from
Net investment income	(0.41)	(0.85)	(0.90)	(0.90)	(0.90)
Net realized gains	(0.04)	0.00	0.00	0.00	0.00
Tax basis return of capital	(0.50)	(0.05)	0.00	0.00	0.00

Total distributions to shareholders	(0.95)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.00	$12.94	$12.43	$13.48	$12.75
Market value, end of period	$12.78	$13.03	$12.65	$13.34	$12.93
Total return based on market value[1]	5.72%	10.70%	1.85%	10.80%	27.83%
Ratios to average net assets (annualized)
Net expenses[2]	1.35%	1.63%	1.42%	1.24%	1.19%
Net investment income	3.21%	6.60%	6.51%	6.91%	6.83%
Supplemental data
Portfolio turnover rate	68%	131%	109%	73%	85%
Net assets, end of period (000s omitted)	$111,277	$119,820	$114,992	$124,693	$117,800

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,058	$6,446	$6,227	$6,668	$6,355

[1]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2020	0.41%
Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund (ERH)  |  33

Notes to financial statements

1. ORGANIZATION

Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On August 31, 2020, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign

34  |  Wells Fargo Utilities and High Income Fund (ERH)

Notes to financial statements

exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 7% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Utilities and High Income Fund (ERH)  |  35

Notes to financial statements

As of August 31, 2020, the aggregate cost of all investments for federal income tax purposes was $130,505,924 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$10,043,389

Gross unrealized losses	(7,641,957)

Net unrealized gains	$2,401,432

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At August 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(44)	$44

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Energy	$500,058	$0	$0	$500,058

Utilities	88,726,163	0	0	88,726,163

Corporate bonds and notes	0	36,807,071	0	36,807,071

Loans	0	1,026,756	264,689	1,291,445

Rights

Utilities	0	25,177	0	25,177

Yankee corporate bonds and notes	0	3,292,565	0	3,292,565

Short-term investments

Investment companies	2,264,877	0	0	2,264,877

Total assets	$91,491,098	$41,151,569	$264,689	$132,907,356

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2020, the Fund had no material transfers into/out of Level 3.

36  |  Wells Fargo Utilities and High Income Fund (ERH)

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Prior to October 15, 2019, the Fund paid an advisory fee at an annual rate of 0.60% of the Fund’s average daily total assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets. Prior to October 15, 2019, Wells Capital Management Incorporated and Crow Point Partners, LLC (which is not an affiliate of Funds Management) each served as subadvisers to the Fund and was entitled to each receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $893,296 and $2,245,853 in interfund purchases and sales, respectively, during the year ended August 31, 2020.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2020 and August 31, 2019, the Fund issued 14,381 and 9,715 shares, respectively.

Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended August 31, 2020, the Fund purchased 4,700 of its shares on the open market at a total cost of $44,573 (weighted average price per share of $9.47). The weighted average discount of these repurchased shares was 11.67%.

6. BORROWINGS

The Fund has borrowed $22,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During year ended August 31, 2020, the Fund had average borrowings outstanding of $22,000,000 at an average interest rate of 2.14% and paid interest in the amount of $469,175, which represents 0.41% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2020 were $89,203,295 and $90,651,089, respectively.

Wells Fargo Utilities and High Income Fund (ERH)  |  37

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2020 and August 31, 2019 were as follows:

	Year ended August 31

	2020	2019

Ordinary income	$3,764,466	$7,826,021

Long-term capital gain	387,865	0

Tax basis return of capital	4,655,984	506,304

As of August 31, 2020, the components of distributable earnings on a tax basis was $2,407,626 of unrealized gains.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

13. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount

August 12, 2020	September 14, 2020	October 1, 2020	$0.07233

September 25, 2020	October 14, 2020	November 2, 2020	0.07200

These distributions are not reflected in the accompanying financial statements.

38  |  Wells Fargo Utilities and High Income Fund (ERH)

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Utilities and High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Utilities and High Income Fund (the Fund), including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the- financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2020

Wells Fargo Utilities and High Income Fund (ERH)  |  39

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 72.87% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $387,865 was designated as a 20% rate gain distribution for the fiscal year ended August 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $2,726,215 of income dividends paid during the fiscal year ended August 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2020, $1,573,599 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

40  |  Wells Fargo Utilities and High Income Fund (ERH)

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Wells Fargo Utilities and High Income Fund (ERH)  |  41

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42  |  Wells Fargo Utilities and High Income Fund (ERH)

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

Wells Fargo Utilities and High Income Fund (ERH)  |  43

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Utilities and High Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Utilities and High Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (collectively, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing.

The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

44  |  Wells Fargo Utilities and High Income Fund (ERH)

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was lower than the average investment performance of the Custom Peer Group for the one-, three- and ten-year periods ended December 31, 2019, and higher than the average investment performance of the Custom Peer Group for the five-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for the one-, three- and five-year periods ended March 31, 2020, and lower than the average investment performance of the Custom Peer Group for the ten-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark, the Utilities and High Income Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for all periods ended December 31, 2019 and March 31, 2020.

The Board noted that it had approved a change in the sub-advisory arrangements and principal investment strategy for the Fund, which was implemented on or about October 15, 2019, and that the investment performance of the Fund for most of the periods covered did not reflect the investment performance of the Fund’s revised sub-advisory arrangement or principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised sub-advisory arrangement and principal investment strategy.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups. The Board noted that the Advisory Agreement Rate was reduced in 2019, leading to a reduction in the Management Rate for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.

Wells Fargo Utilities and High Income Fund (ERH)  |  45

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

46  |  Wells Fargo Utilities and High Income Fund (ERH)

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in openmarket purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Wells Fargo Utilities and High Income Fund (ERH)  |  47

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved

PAR-0920-00405 10-20

AUHIF/AR134 08-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR.Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2020	Fiscal year ended August 31, 2019
Audit fees	$54,770	$52,130
Audit-related fees	—	—
Tax fees (1)	4,340	4,270
All other fees	—	—

	$59,110	$56,400

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000.For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE March 2020

The Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management (“WFAM”) Stewardship. As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. The Utilities and High Income Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”).It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”).Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products. WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy. WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator. The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

WFAM Proxy Governance Committee. The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions. The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2

2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance -Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies.We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight. The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Policy Review and Ad Hoc Meetings. The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention. The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

U.S. Regulation. These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on WFAM’s website. In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results. WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the WFAM Proxy Governance Committee: March 2020

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Chris Lee, CFA

Mr. Lee is a senior portfolio manager the WFAM Multi Sector Fixed Income-Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. Chris rejoined WFAM in 2012 from Silver Lake Credit where he served as a managing director, co-portfolio manager, and head of trading. Prior to joining Silver Lake in 2007, Chris served as a senior analyst/portfolio manager on the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the CFA designation.

Kent Newcomb

Mr. Newcomb is a portfolio manager for the WFAM Compass Equity team. In this capacity, he manages the managed diversified stock income plan portfolio. Kent began his investment industry career as an equity analyst for A. G. Edwards. Prior to assuming his current duties, he had research responsibility for the firm’s DSIP list and the industrials and utilities sectors. He earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. Kent has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

Michael J. Schueller, CFA

Mr. Schueller is a senior portfolio manager and research analyst for the WFAM Multi Sector Fixed Income-Plus and High Yield team. Mike joined Wells WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. He rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. Mike first joined Strong in 1998 as associate counsel in the legal department. For the three years previous to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

Jack Spudich, CFA

Mr. Spudich is a senior portfolio manager and team leader of the WFAM Compass Equity team. Before joining predecessor firm A. G. Edwards, where he began his investment industry career, Jack was a certified public accountant and audit manager for an international accounting firm. He earned a bachelor’s degree in accountancy from the University of Illinois and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Jack is also a member of CFA Institute and CFA Society St. Louis.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2020.

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	5

Total assets of above accounts (millions)	$2,033.28	$384.25	$398.71

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Kent Newcomb

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Michael J. Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	13	5	6

Total assets of above accounts (millions)	$5,656.24	$478.27	$437.11

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Jack Spudich

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2020:

Chris Lee	none
Kent Newcomb	none
Michael J. Schueller	none
Jack Spudich	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a	)	(b	)	(c	)	(d	)
	Total Number of Shares Purchased		Average Price Paid per Share		Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2019 to 9/30/2019	0		0		0		925,565
10/1/2019 to 10/31/2019	0		0		0		925,565
11/1/2019 to 11/30/2019	0		0		0		925,565
12/1/2019 to 12/31/2019	0		0		0		925,565
1/1/2020 to 1/31/2020	0		0		0		926,748
2/1/2020 to 2/29/2020	0		0		0		926,748
3/1/2020 to 3/31/2020	4,700		9.47		4,700		922,048
4/1/2020 to 4/30/2020	0		0		0		922,048
5/1/2020 to 5/31/2020	0		0		0		922,048
6/1/2020 to 6/30/2020	0		0		0		922,048
7/1/2020 to 7/31/2020	0		0		0		922,048
8/1/2020 to 8/31/2020	0		0		0		922,048
Total	4,700		9.47		4,700		922,048

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2020 and ending on December 31, 2020.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1)	Code of Ethics.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date: October 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date: October 28, 2020

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: October 28, 2020